UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 12, 2010
Illumina, Inc.
(Exact name of registrant as specified in its charter)
000-30361
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0804655 (I.R.S. Employer Identification No.)
9885 Towne Centre Drive, San Diego, CA 92121
(Address of principal executive offices) (Zip code)
(858) 202-4500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 12, 2010, Illumina, Inc. issued a press release announcing preliminary financial results for its fourth fiscal quarter ended January 3, 2010. A copy of this press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
99.1 Press Release dated January 12, 2010.
     (c) Exhibits.
99.1	Press release dated January 12, 2010 announcing Illumina, Inc.’s preliminary financial results for its fourth fiscal quarter ended January 3, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date: January 12, 2010	By:	/s/ Christian O. Henry
Christian O. Henry
Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated January 12, 2010 announcing Illumina, Inc.’s preliminary financial results for its fourth fiscal quarter ended January 3, 2010.